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                                                                 EXHIBIT 10.58

                             AMENDMENT NO. 8 TO THE

                         ARIZONA NUCLEAR POWER PROJECT

                            PARTICIPATION AGREEMENT

                         APS Contract No:  4172-419.00



Execution Copy
June 17, 1983
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                             AMENDMENT NO. 8 TO THE
                             ----------------------
                         ARIZONA NUCLEAR POWER PROJECT
                         -----------------------------
                            PARTICIPATION AGREEMENT
                            -----------------------

1.   PARTIES: The Parties to this Amendment No. 8 to the Arizona Nuclear Power
     -------
     Project Participation Agreement ("Amendment No. 8") (hereinafter referred to as the "Participants") are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona," SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project," SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison," PUBLIC SERVICE COMPANY OF MEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "El Paso," EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso," and SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA."
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 2.  RECITALS:
     2.1  Arizona, Salt River Project, Edison, PNM and El Paso are
          parties ("Participants") to a certain agreement entitled
          Arizona Nuclear Power Project Participation Agreement, dated as of January 1, 1974; Amendment No. 2, dated as of August
          28, 1975; Amendment No. 3, dated as of July 22, 1976; Amend-
          ment No. 4, dated as of December 15, 1977; Amendment No. 5, dated as of December 5, 1979; Amendment No. 6, dated as of
          October 16, 1981; and Amendment No. 7, dated as of April 1,
          1982 (hereinafter as so amended "Participation Agreement").
     2.2  Pursuant to the Salt  River Project - Authority Palo Verde
          Nuclear Generating Station Assignment Agreement, dated
          August 14, 1981, by and between Salt River Project and
          SCPPA, on September 10, 1982, Salt River Project, pursuant to Section 15.3 of the Participation Agreement, assigned and transferred to SCPPA, among other things, an undivided
          6.91% interest in the Palo Verde Nuclear Generating Station and in the Project Agreements related thereto, and a 5.91%
          Generation Entitlement Share under the Participation Agree-
          ment, and SCPPA, pursuant to Section 15.5 of the Participa-
          tion Agreement, has accepted said assignment and transfer
          and has become and assumed the status and obligations of a
          Participant in the Palo Verde Nuclear Generating Station to
          the extent of SCPPA's interest therein.
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     2.3  Mutual assistance agreements among utilities and others providing for the temporary borrowing, loan or exchange of personnel, equipment or material to a requesting party to such agreement are advantageous to all parties thereto because (i) personnel, equipment or material required to respond to an emergency or to avoid or minimize any delay, outage or reduction of generating availability or capacity may not be readily available from any other source and (ii) responses to any such requests can be expedited if the terms and conditions pursuant to which any borrowing, loan or ex- change of personnel, equipment or material have been agreed upon prior to such requests.
     2.4 As construction of ANPP reaches completion, significant amounts of valuable construction equipment and materials jointly owned by the Participants will no longer be required and means should be established for its orderly and expeditious disposition on terms favorable to the Participants. Similarly, it is anticipated that, from time to time during the operation of ANPP, some jointly owned equipment or materials acquired for the operation or maintenance of ANPP or for Capital Improvements shall cease to be used or useful and should be disposed of expeditiously on terms favorable to the Participants.

     2.5  The Parties desire to amend the Participation Agreement to empower the Project Manager and/or the Operating Agent to borrow, lend or exchange personnel, equipment or material
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          from or to any third party who shall have entered into a mutual assistance agreement substantially in a form as shall have been previously approved by the Administrative Committee and, upon Administrative Committee approval of criteria and guidelines, and consistent with such criteria and guidelines, dispose of equipment and material jointly owned by the Participants as and when the Project Manager or Operating Agent shall determine that such equipment and material is no longer used or useful in the performance of Construction Work or Operating Work or in making Capital Improvements.

     3.   AGREEMENT:
          In consideration of the terms and conditions contained in this Amendment No. 8 to the Participation Agreement, the Parties agree as follows:
     4.   EFFECTIVE DATE:
          This Amendment No. 8 shall become effective when executed by all the Participants.
     5.   AMENDMENT NO. 8 TO THE PARTICIPATION AGREEMENT:
          5.1  Amendment to Section 3.28.
          Section 3.28 shall be deleted in its entirety and a new
          Section 3.28 shall be added to read as follows:
          "3.28   Generation Entitlement Share:  The percentage
                  entitlement of each Participant to the New Energy
                  Generation and to the Available Generating
                  Capability.  Each Participant's percentage
                  entitlement is as follows:
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                    3.28.1 Arizona             = 29.1 percent
                    3.28.2 Salt River Project  = 23.19 percent
                    3.28.3 Edison              = l5.8 percent
                    3.28.4 PNM                 = 10.2 percent
                    3.28.5 E1 Paso             = 15.8 percent
                    3.28.6 SCPPA               = 5.91 percent"
5.2  New Section 6.2.11.
     A new Section 6.2.11 shall be added to read as follows:
     "6.2.11 Review, modify if necessary and approve a form of contract recommended by the Engineering and Operating Committee pursuant to Section 6.3.5, which may be executed by the Project Manager, pursuant to Section 7.3.34, or the Operating Agent, pursuant to
             Section 8.3.27, as applicable, for and on behalf of all Participants concerning mutual assistance among the parties thereto in the nature of the temporary borrowing, loan or exchange of personnel, equipment or material."

5.3  New Section 6.2.12.
     A new Section 6.2.12 shall be added to read as follows:
     "6.2.12 Review, modify if necessary and approve criteria and guidelines which are to be utilized by the Project Manager or Operating Agent, as the case may be, concerning (i) the sale, transfer or conveyance of equipment or materials acquired for use in the performance of Construction Work,
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             Operating Work or the construction, operation or maintenance of
             Capital Improvements which are no longer required for such purposes and (ii) the disposal of retired Units of Property pursuant to Section 18.8. Such criteria and guidelines are to be developed by the Project Manager and shall be reviewed and modified as necessary by the Engineering and Operating Committee prior to being forwarded to the Administrative Committee. Such criteria and guidelines shall also include any specific requirements which may be deemed necessary with respect to the sale, transfer or conveyance, by a non-competitive bid process, of such equipment or materials or retired Units of Property to any Participant of subsidiary thereof, the Project Manager or the Operating Agent."

5.4  New Section 6.3.5.
     A new section 6.3.5 shall be added to read as follows:
     "6.3.5 Develop and recommend to the Administrative Com-mittee a form of contract which may be executed by the Project Manager, pursuant to Section 7.3.34, or the Operating Agent, pursuant to Section 8.3.27, as applicable, for and on behalf of all Participants concerning mutual assistance among the parties thereto in the nature of the temporary borrowing, loan or exchange of personnel, equipment or material.

5.5  New Section 6.3.6.
     A new Section 6.3.6 shall be added to read as follows:
     "6.3.6 Review, modify as necessary and forward to the Administrative Committee for their approval, criteria and guidelines to be developed by the Project Manager which are to be utilized by the Project Manager or the Operating Agent, as the case may be, concerning (i) the sale, transfer or conveyance of equipment or materials acquired for use in the performance of Construction Work, Operating Work or the construction, operation or maintenance of Capital Improvements which are no longer required for such purposes and (ii) the disposal of retired Units of Property pursuant to Section 18.8."

5.6  New Section 7.3.34.
     A new Section 7.3.34 shall be added to read as follows:
     "7.3.34 Enter into mutual assistance agreements with utilities and others providing for the temporary borrowing, loan or exchange of personnel, equipment or material upon request of any party to such agreement; provided that each such agreement shall be in a form as approved by the Administrative Committee pursuant to
             Section 6.2.11 and shall include such warranty, indemnity, insurance and other provisions as such committee may have deemed appropriate."
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5.7  New Section 7.3.35.
     A new section 7.3.35 shall be added to read as follows:
     "7.3.35 Develop and recommend to the Engineering and Operating Committee for their review, modification if necessary and forwarding to the Administrative Committee for the final review, modification if necessary and approval, criteria and guidelines to be utilized by the Project Manager or Operating Agent, as the case may be, concerning (i) the sale, transfer or conveyance of equipment or materials acquired for use in the performance of Construction Work, Operating Work or the construction, operation or maintenance of Capital Improvements which are no longer required for such purposes and (ii) the disposal of retired Units of Property pursuant to Section 18.8."

5.8  New Section 7.3.36
     A new Section 7.3.36 shall be added to read as follows:
     "7.3.36 Consistent with the criteria and guidelines approved by the
             Administrative Committee pursuant to Section 6.2.12(i), sell, transfer and convey for and on behalf of all Participants to any entity, including without limitation any Participant or the Operating Agent, any and all equipment or material acquired for use in the performance of Construction Work, provided that at the time of such sale, transfer or conveyance (i) the Project Manager shall have determined that such equipment or material is no longer used or useful for
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               ANPP, (ii) the Project Manager shall sell, transfer or convey any such equipment or material only on an "as is" basis without any representation or warranty as to quality, condition or fitness for any purpose and (iii) proceeds, if any, received therefrom shall be credited or distributed to the Participants in proportion to their Generation Entitlement Shares."

5.9  New Section 8.3.27.
A new Section 8.3.27 shall be added to read as follows:
"8.3.27   Enter into mutual assistance agreements with utilities and others providing for the temporary borrowing, loan or exchange of personnel, equipment or material upon request of any party to such agreement; provided that each such agreement shall be in a form as approved by the Administrative Committee pursuant to Section 6.2.11 and shall include such warranty, indemnity, insurance and other provisions as such committee shall deem appropriate."

5.10 New Section 8.3.28.
A new Section 8.3.28 shall be added to read as follows:
"8.3.28   Consistent with the criteria and guidelines approved     by the
          Administrative Committee pursuant to Section 6.2.12(i), sell, transfer and convey for and on behalf of all Participants to any entity, including without limitation any Participant, any and all equipment or material acquired for use in the performance of Operating Work, or acquired for use in the construction, operation or maintenance of any Capital improvement; provided that at the time of such sale, transfer or conveyance (i) the Operating Agent shall have determined that such equipment or material is no longer used or useful for ANPP, (ii) the Operating Agent shall sell, transfer or convey any such equipment or material only on an `as is' basis without any representation or warranty as to quality, condition or fitness for any purpose and (iii) proceeds, if any, received therefrom shall be credited or distributed to the Participants in proportion to their Generation Entitlement Shares."

5.11 Amendment to Section 18.8.
     Section 18.8 shall be deleted in its entirety and a new
     Section 18.8 shall be added to read as follows:
     "18.8     Units of Property retired from service, whether
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               considered original construction or Capital Improvements, shall be disposed of by the Oper-ating Agent on the best available terms as soon as practicable consistent with the criteria and guidelines approved by the Administrative Committee pursuant to
               Section 6.2.12(ii); provided that at the time of such disposal
               (i) the Operating Agent shall have determined that such Units of Property are no longer used or useful for ANPP, (ii) the Operating Agent shall dispose of such Units of Property only on an `as is' basis without any representation or warranty as to quality, condition or fitness for any purpose and (iii) proceeds, if any, received therefrom shall be credited or distributed to the Participants in proportion to their Generation Entitlement
               Shares."

5.12 New Section 38.1.6.
     A new Section 38.1.6 shall be added to read as follows:
     "38.1.6   Southern California Public Power Authority
               c/o Executive Director
               Room 300 613 East Broadway
               Glendale, California  91205"
5.13 Except as otherwise provided, the amended Participation Agreement, as amended by this Amendment No. 8, shall remain in full force and effect.
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 6.  EXECUTION BY COUNTERPARTS:

     This Amendment No. 8 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 8 may be detached from any counterpart of this Amendment No. 8 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 8 identical in form hereto but having attached to it one or more signature pages.

7.   SIGNATURE CLAUSE:

     The signatures hereto represent that they have been appropriately authorized to enter into this Amendment No. 8 on behalf of the party for whom they sign. This Amendment No. 8 is hereby executed as of the ___________ day of ___________, 1983.

                             ARIZONA PUBLIC SERVICE COMPANY


                             By
                                ----------------------------
                             Its
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                             SALT RIVER PROJECT AGRICULTURAL
                             IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:

                                     By
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Its                                  Its
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                             SOUTHERN CALIFORNIA EDISON COMPANY



                             By
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                             Its
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                             PUBLIC SERVICE COMPANY OF NEW MEXICO


                             By
                                ---------------------------------
                             Its
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                             EL PASO ELECTRIC COMPANY


                             By
                                ---------------------------------
                             Its
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                             SOUTHERN CALIFORNIA PUBLIC POWER
                             AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA
                             PUBLIC POWER AUTHORITY ASSOCIATION

ATTEST

                                     By
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Its                                  Its
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